UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 13, 2003

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 14 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the fourth quarter of 2003.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued January 13, 2003

January 13, 2003

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS		MEDIA
Tom A. Nicholson	Scott E. Reed	Bob Denham
Senior Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Public Relations
(336) 733-3058	(336) 733-3088	(336) 733-1002

BB&T’s net income increases 21.3% in 4th quarter;
earnings up 33.8% for the year

          WINSTON-SALEM, N.C. — BB&T Corporation (NYSE: BBT) reported today record net income for the fourth quarter of 2002 totaling $337.3 million, an increase of 21.3% compared to $277.9 million earned in the fourth quarter of 2001. On a diluted per share basis, net income was $.70, an increase of 14.8% compared to $.61 earned in the same period in 2001. Merger-related charges in the fourth quarter had the effect of reducing earnings per share by $.02.

          Excluding costs associated with completing mergers and acquisitions from both 2002 and 2001, operating earnings totaled $343.7 million, an increase of 19.5% compared to 2001. Merger-related charges for the fourth quarter of 2002 totaled $6.5 million on an after-tax basis. The charges resulted primarily from the acquisitions and systems integrations of MidAmerica Bancorp, AREA Bancshares Corporation and F&M National Corporation.

          BB&T’s fourth quarter 2002 annualized returns on average assets and average shareholders’ equity were 1.71% and 17.97%, respectively. Excluding merger-related charges, the annualized returns on average assets and average shareholders’ equity were 1.74% and 18.32%, respectively.

          Cash basis operating results exclude the effects of intangible assets and related amortization expenses, as well as merger-related charges. Cash basis operating earnings totaled $345.6 million for the fourth quarter of 2002. These results reflect an increase of 13.5% compared with the prior year. Cash basis operating earnings for the current quarter produced an annualized return on average tangible assets of 1.79%, and an annualized return on average tangible shareholders’ equity of 24.58%.

MORE

          For the year ended Dec. 31, 2002, BB&T’s net income was $1.303 billion, or $2.72 per diluted share. Merger-related charges had the effect of reducing earnings per share by $.03 for the year. Net income and earnings per share reflect increases of 33.8% and 28.3%, respectively, compared with 2001.

          Operating earnings for the year ended Dec. 31, 2002 totaled $1.318 billion, an increase of 19.8% compared to 2001. These results exclude $24.7 million in charges resulting from mergers and acquisitions, and $9.8 million in income resulting from the adoption of a new accounting standard.

          “I am very pleased to report record operating earnings for both the fourth quarter of 2002 and the full year,” said Chairman and Chief Executive Officer John A. Allison. “Our results for 2002 mark the 21st consecutive year that BB&T has achieved record performance. This accomplishment is all the more remarkable in light of the challenging business environment of the last two years. Our success was driven by a strong performance from our noninterest income generating businesses and continued healthy net interest margins.

          “Our outlook for 2003 is optimistic, although there remain many challenges and uncertainties with respect to economic conditions in our markets,” said Allison. “Assuming the economy recovers in the second half of 2003, we are comfortable with current estimates from analysts who report through First Call and project that we will earn between $2.95 and $3.05 per diluted share in 2003.

          “BB&T continues to be a rewarding investment,” continued Allison. “During 2002, our total return to shareholders was 5.5%, while the S&P 500 Index decreased 22.1%. Our three year return was 13.9% compared to a decrease of 14.5% for the S&P. BB&T’s five year total return was 5.6%, compared with a decrease of .6% for the S&P 500, and the 10 year compound annual total return to shareholders was 17.6% for BB&T, while the S&P increased 9.3% for the 10 year period.”

Noninterest Income Businesses Produce Strong Growth

          Noninterest income growth was a primary driver of performance during the fourth quarter of 2002. Total noninterest income was $491.4 million for the quarter, an increase of 34.4% compared with the same period in 2001. The primary components of this increase were mortgage banking income, insurance commissions and investment banking and brokerage fees and commissions.

          Mortgage banking income totaled $137.8 million for the fourth quarter of 2002, an increase of $98.6 million compared to mortgage banking income from the fourth quarter last year. This substantial increase results from the high volume of mortgage origination activity during the year and resulting increases in origination and servicing fee income. BB&T originated a record $14.1 billion of mortgage loans during 2002, compared to $10.5 billion last year. In the fourth quarter, BB&T originated $5.5 billion, up almost 60% compared to the fourth quarter last year.

          BB&T’s revenues from insurance operations totaled $87.6 million in the fourth quarter of 2002, up 75.8% compared with the fourth quarter last year. This significant increase results principally from insurance agencies purchased during 2002, the largest of which was the purchase of CRC Insurance Services, Inc., the nation’s largest independent wholesale insurance brokerage firm. In addition to growth resulting from acquisitions, BB&T enjoyed internal growth of approximately 18%.

MORE

          Investment banking and brokerage fees and commissions totaled $53.7 million for the quarter, an increase of 19.2% compared with the fourth quarter last year. This increase resulted from higher fixed income securities underwriting fees, retail brokerage fees and investment banking income.

BB&T Receives Recognition as Industry Leader

          BB&T’s commitments to client service and employee benefits lead the banking industry according to the results of recent studies by highly regarded financial publications. For the fifth consecutive year, BB&T is one of the top two “small business friendly” financial holding companies in the nation according to the U.S. Small Business Administration. In a separate survey, BB&T was named by J.D. Power as the No. 1 bank in home mortgage customer satisfaction. Finally, BB&T is the second highest ranked bank in Money magazine’s survey of “Corporate America’s Best Benefits.”

          “We are extremely gratified to be recognized for these achievements,” said Allison. “Our success begins with our people. We work hard to hire excellent employees, and train and reward them to enable BB&T to offer world standard service to all of our clients.”

Net Interest Income Increases 12%

          Net interest income totaled $708.1 million for the fourth quarter of 2002, an increase of $76.0 million, or 12.0% compared to the prior year. The net interest margin was 4.22% in the fourth quarter, up from 4.20% for the fourth quarter last year. For the full year, the net interest margin was 4.25%, an increase of 7 basis points compared to 4.18% in 2001.

Asset Quality Remains Strong

          BB&T’s total nonperforming assets, as a percentage of total assets, increased slightly comparing December 31, 2002 and 2001, while net charge-offs as a percentage of average loans decreased modestly in the fourth quarter of 2002 compared to the same period in 2001. Nonperforming assets as a percentage of total assets were ..56% at Dec. 31, 2002, up from .53% at the end of 2001, but relatively stable compared to the last four quarters. Annualized net charge-offs were .51% of average loans and leases for the fourth quarter of 2002, compared with .54% for the fourth quarter last year. Excluding losses at BB&T’s specialized lending subsidiaries, annualized net charge-offs for the fourth quarter of 2002 were .41% of average loans and leases.

BB&T Opens Branches in Florida and Expands in Maryland

          On Nov. 12, 2002, BB&T opened 11 full-service banking offices and 11 mortgage loan production offices of the former Regional Financial Corporation, which was based in Tallahassee, Fla. The successful integration of Regional Financial marks BB&T’s initial entry into Florida, which contains many of America’s fastest growing markets.

MORE

          BB&T also announced plans at the end of the third quarter to acquire Equitable Bank of Wheaton, Md. Equitable has $477 million in assets and operates five full-service banking offices in Montgomery and Prince George’s counties. The acquisition will expand BB&T’s presence in very attractive markets in Maryland.

          On Dec. 4, 2002, BB&T announced plans to buy Southeastern Fidelity Corporation of Tallahassee, Fla. Combined with Prime Rate Premium Finance Corporation, BB&T’s wholly-owned insurance premium finance subsidiary, the deal will create one of the largest insurance premium finance companies in the Southeast and mid-Atlantic.

          BB&T Insurance Services also expanded through acquisitions of quality agencies during the quarter. On Nov. 1, 2002, BB&T acquired Landrum-Yaeger & Associates, Inc. of Tallahassee, Fla. The transaction provided BB&T Insurance with its initial presence in Florida. Also on Nov. 1, 2002, Carolina Insurance Consultants Inc. of Greenville, S.C., was acquired. On Jan. 2, 2003, BB&T completed the acquisition of Cranman & Company, Inc. of Savannah, Ga.

          At Dec. 31, 2002, BB&T had $80.2 billion in assets and operated 1,122 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on Jan. 10 was $38.25 per share.

          For additional information about BB&T’s financial performance, company news, and products and services, please visit the BB&T web site at www.BBandT.com.

Earnings Webcast

          To hear a live webcast of BB&T’s fourth quarter 2002 earnings conference call at 10 a.m. (EST) today, please visit the BB&T web site at www.BBandT.com. Replays of the conference call will be available through the BB&T web site until 5 p.m. (EST) Jan. 31.

_________________

          This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). BB&T’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains or losses that are unusual in nature or are associated with acquiring and converting merged entities. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

          This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/02	12/31/01	$	%

INCOME STATEMENT
Interest income - taxable equivalent	$1,138,023	$1,178,476	$(40,453)	(3.4	) %
Interest expense	395,151	503,471	(108,320)	(21.5)
Net interest income - taxable equivalent	742,872	675,005	67,867	10.1
Less: Taxable equivalent adjustment	34,801	42,938	(8,137)	(19.0)
Net interest income	708,071	632,067	76,004	12.0
Provision for loan & lease losses	84,700	65,000	19,700	30.3
Net interest income after provision
for loan & lease losses	623,371	567,067	56,304	9.9
Noninterest income (1)	491,370	365,679	125,691	34.4
Noninterest expense (2)	654,315	545,021	109,294	20.1
Income before income taxes	460,426	387,725	72,701	18.8
Provision for income taxes	123,171	109,782	13,389	12.2
Net Income	$337,255	$277,943	$59,312	21.3%

PER SHARE DATA
Basic earnings	$.71	$.61	$.10	16.4%
Diluted earnings	.70	.61	.09	14.8
Weighted average shares - Basic	474,905,234	454,031,392
Diluted	480,065,651	459,369,269
Dividends paid on common shares	$.29	$.26	$.03	11.5%

PERFORMANCE RATIOS
Return on average assets	1.71%	1.56%
Return on average equity	17.97	17.93

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/02	12/31/01	$	%

OPERATING EARNINGS
Net Income	$337,255	$277,943	$59,312	21.3%
Merger-related charges, net of tax	6,462	9,803	(3,341)	(34.1)
Operating earnings	343,717	287,746	55,971	19.5
Weighted average shares - Basic	474,905,234	454,031,392
Diluted	480,065,651	459,369,269

CASH BASIS OPERATING EARNINGS (5)
Net Income	$337,255	$277,943	$59,312	21.3%
Merger-related charges, net of tax	6,462	9,803	(3,341)	(34.1)
Amortization of intangibles, net of tax	1,847	16,780	(14,933)	(89.0)
Cash basis operating earnings	345,564	304,526	41,038	13.5

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.74%	1.62%
Return on average equity	18.32	18.56
Return on average realized equity (3)	19.08	19.89
Net yield on earning assets (taxable equivalent)	4.22	4.20
Efficiency (taxable equivalent) (4)	52.0	50.4

PERFORMANCE RATIOS BASED ON
CASH BASIS OPERATING EARNINGS (5)
Return on average tangible assets	1.79%	1.73%
Return on average tangible equity	24.58	22.87
Return on average realized tangible equity (3)	25.96	24.81
Efficiency ratio (taxable equivalent) (4)	51.7	48.6

NOTES:		Applicable ratios are annualized.
	(1)	Excluding purchase accounting transactions, noninterest income would have increased $78.3 million, or 21.9%, for the quarter compared to the same period in 2001.
	(2)	Excluding purchase accounting transactions, noninterest expense would have increased $50.3 million, or 9.7%, for the quarter compared to the same period in 2001.
	(3)	Excludes the effect on average shareholders' equity of unrealized gains (losses) on securities available for sale.
	(4)	Excludes securities gains (losses), foreclosed property expense, and provisions for the impairment of mortgage servicing rights.
	(5)	Cash basis operating earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Performance ratios based on cash basis operating earnings exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/02	12/31/01	$	%

INCOME STATEMENT
Interest income - taxable equivalent	$4,584,608	$5,039,480	$(454,872)	(9.0	) %
Interest expense	1,686,584	2,414,936	(728,352)	(30.2)
Net interest income - taxable equivalent	2,898,024	2,624,544	273,480	10.4
Less: Taxable equivalent adjustment	150,564	190,865	(40,301)	(21.1)
Net interest income	2,747,460	2,433,679	313,781	12.9
Provision for loan & lease losses	263,700	224,318	39,382	17.6
Net interest income after provision for loan & lease losses	2,483,760	2,209,361	274,399	12.4
Noninterest income	1,692,475	1,380,339	312,136	22.6
Noninterest expense	2,385,538	2,229,272	156,266	7.0
Income before income taxes and change in accounting principle	1,790,697	1,360,428	430,269	31.6
Provision for income taxes	497,468	386,790	110,678	28.6
Income before cumulative effect of change in accounting principle	1,293,229	973,638	319,591	32.8
Cumulative effect of change in accounting principle	9,780	--	9,780	NM
Net income	$1,303,009	$973,638	$329,371	33.8%

PER SHARE DATA
Basic earnings
Income before cumulative effect of change in accounting principle	$2.73	$2.15	$.58	27.0%
Cumulative effect of change in accounting principle	.02	--	.02	NM
Net income	2.75	2.15	.60	27.9
Diluted earnings
Income before cumulative effect of change in accounting principle	2.70	2.12	.58	27.4
Cumulative effect of change in accounting principle	.02	--	.02	NM
Net income	$2.72	$2.12	$.60	28.3%
Weighted average shares - Basic	473,303,770	453,188,403
Diluted	478,792,558	459,269,330
Dividends paid on common shares	$1.10	$.98	$.12	12.2%

PERFORMANCE RATIOS
Return on average assets	1.72%	1.41%
Return on average equity	18.32	16.78

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	12/31/02	12/31/01	$	%

OPERATING EARNINGS
Net Income	$1,303,009	$973,638	$329,371	33.8%
Merger-related charges, net of tax	24,706	154,664	(129,958)	(84.0)
Other, net (4)	(9,780)	(28,169)	18,389	(65.3)
Operating earnings	1,317,935	1,100,133	217,802	19.8

Weighted average shares - Basic	473,303,770	453,188,403
Diluted	478,792,558	459,269,330

CASH BASIS OPERATING EARNINGS (3)
Net Income	$1,303,009	$973,638	$329,371	33.8%
Merger-related charges, net of tax	24,706	154,664	(129,958)	(84.0)
Other, net (4)	(9,780)	(28,169)	18,389	(65.3)
Amortization of intangibles, net of tax	12,740	69,032	(56,292)	(81.5)
Cash basis operating earnings	1,330,675	1,169,165	161,510	13.8

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.74%	1.60%
Return on average equity	18.53	18.96
Return on average realized equity (1)	19.32	19.88
Net yield on earning assets (taxable equivalent)	4.25	4.18
Noninterest income as a percentage of
total income (taxable equivalent) (2)	36.7	33.4
Efficiency (taxable equivalent) (2)	51.1	51.4

PERFORMANCE RATIOS BASED ON CASH BASIS
OPERATING EARNINGS (3)
Return on average tangible assets	1.79%	1.72%
Return on average tangible equity	23.93	23.58
Return on average realized tangible equity (1)	25.25	24.93
Efficiency ratio (taxable equivalent) (2)	50.6	49.5

NOTES:		Applicable ratios are annualized.
	(1)	Excludes the effect on average shareholders' equity of unrealized gains (losses) on securities available for sale.
	(2)	Excludes securities gains (losses), foreclosed property expense, and provisions for the impairment of mortgage servicing rights.
	(3)	Cash basis operating earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Performance ratios based on cash basis operating earnings exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualfying intangibles from assets and equity.
	(4)	Other, net includes $9.8 million resulting from the cumulative effect of adopting a new accounting standard in 2002, and $28.2 million resulting from a one-time gain on an investment in an electronic transaction processing company offset by a provision for the impairment of mortgage servicing rights in 2001.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	As of / For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/02	12/31/01	$	%

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$17,599,477	$16,621,684	$977,793	5.9%
Securities held to maturity	55,523	40,496	15,027	37.1
Trading securities	148,488	97,675	50,813	52.0
Total securities	17,803,488	16,759,855	1,043,633	6.2
Commercial loans & leases	28,968,482	25,959,142	3,009,340	11.6
Consumer loans	12,896,870	11,214,193	1,682,677	15.0
Revolving credit loans	1,050,738	951,319	99,419	10.5
Mortgage loans	10,601,923	9,318,519	1,283,404	13.8
Total loans & leases	53,518,013	47,443,173	6,074,840	12.8
Allowance for loan & lease losses	723,685	644,418	79,267	12.3
Other earning assets	442,570	360,789	81,781	22.7
Total earning assets	71,227,929	64,087,088	7,140,841	11.1
Total assets	80,216,816	70,869,945	9,346,871	13.2
Noninterest-bearing deposits	7,864,338	6,939,640	924,698	13.3
Savings & interest checking	3,071,551	3,013,702	57,849	1.9
Money rate savings	17,188,942	13,902,088	3,286,854	23.6
CDs and other time deposits	23,155,185	20,877,845	2,277,340	10.9
Total deposits	51,280,016	44,733,275	6,546,741	14.6
Short-term borrowed funds	5,396,959	6,649,100	(1,252,141)	(18.8)
Long-term debt	13,587,841	11,721,076	1,866,765	15.9
Total interest-bearing liabilities	62,400,478	56,163,811	6,236,667	11.1
Total shareholders' equity	$7,387,914	$6,150,209	$1,237,705	20.1

Average balances
Securities, at amortized cost	$16,939,089	$15,886,732	$1,052,357	6.6%
Commercial loans & leases	27,974,145	25,263,326	2,710,819	10.7
Consumer loans	12,296,444	11,166,382	1,130,062	10.1
Revolving credit loans	982,923	885,245	97,678	11.0
Mortgage loans	9,597,905	9,272,827	325,078	3.5
Total loans & leases	50,851,417	46,587,780	4,263,637	9.2
Other earning assets	439,097	430,912	8,185	1.9
Total earning assets	68,229,603	62,905,424	5,324,179	8.5
Total assets	75,779,033	68,823,029	6,956,004	10.1
Noninterest-bearing deposits	7,202,129	6,206,746	995,383	16.0
Savings & interest checking	3,363,118	3,361,694	1,424.0
Money rate savings	14,824,396	12,502,120	2,322,276	18.6
CDs and other time deposits	23,728,465	22,171,321	1,557,144	7.0
Total deposits	49,118,108	44,241,881	4,876,227	11.0
Short-term borrowed funds	5,393,479	6,264,100	(870,621)	(13.9)
Long-term debt	12,134,712	11,030,312	1,104,400	10.0
Total interest-bearing liabilities	59,444,170	55,329,547	4,114,623	7.4
Total shareholders' equity	$7,113,490	$5,802,189	$1,311,301	22.6

	As of / For the Quarter Ended

(Dollars in thousands)	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01

MISCELLANEOUS INFORMATION (1)
Unrealized appreciation (depreciation) on
securities available for sale, net of tax	$329,149	$333,476	$291,101	$160,399	$288,107
Derivatives (notional value)	11,697,739	9,476,733	5,787,952	5,222,994	5,614,502
Fair value of derivatives portfolio	149,498	79,380	40,848	46,936	43,973
Common stock prices (daily close): High	38.23	38.40	39.23	39.11	36.96
Low	31.26	32.18	36.60	34.47	32.10
End of period	36.99	35.04	38.60	38.11	36.11
Weighted average shares - Basic	474,905,234	477,112,074	478,121,878	462,902,144	454,031,392
Diluted	480,065,651	482,325,535	484,009,961	468,604,312	459,369,269
End of period shares outstanding	470,452,260	480,439,801	475,535,863	481,195,674	455,682,560
End of period banking offices	1,122	1,123	1,122	1,132	1,081
ATMs	1,698	1,701	1,723	1,718	1,613

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income.
	(1)	BB&T had approximately 24,000 full-time equivalent employees at December 31, 2002.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01

INCOME STATEMENTS BASED ON
OPERATING EARNINGS
Interest income - taxable equivalent
Interest & fees on loans & leases	$899,264	$897,969	$881,019	$844,798	$897,529
Interest & dividends on securities	236,880	267,667	276,837	272,326	278,719
Interest on short-term investments	1,879	1,922	1,554	2,493	2,228
Total interest income - taxable equivalent	1,138,023	1,167,558	1,159,410	1,119,617	1,178,476
Interest expense
Interest on deposits	231,021	254,248	258,187	259,602	315,532
Interest on short-term borrowed funds	18,770	24,140	26,464	26,449	35,451
Interest on long-term debt	145,360	146,515	147,518	148,310	152,488
Total interest expense	395,151	424,903	432,169	434,361	503,471
Net interest income - taxable equivalent	742,872	742,655	727,241	685,256	675,005
Less: Taxable equivalent adjustment	34,801	40,563	37,210	37,990	42,938
Net interest income	708,071	702,092	690,031	647,266	632,067
Provision for loan & lease losses	84,700	64,000	58,500	56,500	65,000
Net interest income after provision for
loan & lease losses	623,371	638,092	631,531	590,766	567,067
Noninterest income
Service charges on deposits	105,686	104,754	101,874	90,162	93,773
Mortgage banking income	137,759	(59,455)	43,963	50,562	39,194
Investment banking & brokerage fees & commissions	53,742	47,912	56,039	52,893	45,085
Trust revenue	19,750	27,388	24,197	23,128	18,962
Insurance commissions	87,618	80,401	78,049	67,368	49,846
Other nondeposit fees & commissions	58,135	54,145	52,100	44,122	46,709
Securities gains (losses), net	1,508	135,519	19,666	13,407	32,257
Other income	27,172	31,583	28,244	33,084	31,183
Total noninterest income	491,370	422,247	404,132	374,726	357,009
Noninterest expense
Personnel expense	350,213	323,119	319,622	304,893	288,235
Occupancy & equipment expense	87,383	85,550	84,688	83,451	73,890
Foreclosed property expense	3,226	2,874	880	341	1,158
Amortization of intangibles	3,203	7,073	6,258	4,351	17,854
Other noninterest expense	199,877	174,751	163,850	140,655	140,144
Total noninterest expense	643,902	593,367	575,298	533,691	521,281
Income before income taxes	470,839	466,972	460,365	431,801	402,795
Provision for income taxes	127,122	131,003	131,363	122,554	115,049
Operating earnings	$343,717	$335,969	$329,002	$309,247	$287,746

NET INCOME
Operating earnings	$343,717	$335,969	$329,002	$309,247	$287,746
Merger-related charges, net of tax	(6,462)	(7,812)	(1,050)	(9,382)	(9,803)
Other, net (4)	--	--	--	9,780	--
Net income	$337,255	$328,157	$327,952	$309,645	$277,943

CASH BASIS OPERATING EARNINGS (3)
Net income	$337,255	$328,157	$327,952	$309,645	$277,943
Merger-related charges, net of tax	6,462	7,812	1,050	9,382	9,803
Other, net (4)	--	--	--	(9,780)	--
Amortization of intangibles, net of tax	1,847	4,292	3,897	2,704	16,780
Cash basis operating earnings	$345,564	$340,261	$332,899	$311,951	$304,526

PERFORMANCE RATIOS BASED ON
OPERATING EARNINGS
Return on average assets	1.74%	1.72%	1.75%	1.75%	1.62%
Return on average equity	18.32	18.09	18.44	19.39	18.56
Return on average realized equity (1)	19.08	18.93	19.08	20.32	19.89
Net yield on earning assets (taxable equivalent)	4.22	4.25	4.27	4.26	4.20
Efficiency (taxable equivalent) (2)	52.0	50.9	50.9	50.5	50.4
Noninterest income as a percentage of
total income (taxable equivalent) (2)	39.7	36.0	35.5	35.1	34.6

NOTES:		Applicable ratios are annualized.
	(1)	Excludes the effect on average shareholders' equity of unrealized gains (losses) on securities available for sale.
	(2)	Excludes securities gains (losses), foreclosed property expense, and provisions for the impairment of mortgage servicing rights.
	(3)	Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
	(4)	Other, net includes $9.8 million resulting from the cumulative effect of adopting a new accounting standard in the first quarter of 2002.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01

PER SHARE DATA
Basic earnings	$.71	$.69	$.69	$.67	$.61
Diluted earnings	.70	.68	.68	.66	.61
Dividends paid on common shares	.29	.29	.26	.26	.26
Book value	15.70	15.68	14.99	14.66	13.50

PERFORMANCE RATIOS BASED ON
NET INCOME
Return on average assets	1.71%	1.68%	1.74%	1.76%	1.56%
Return on average equity	17.97	17.66	18.38	19.41	17.93
Equity as a percentage of total assets
end of period	9.2	9.6	9.3	9.4	8.7
Average earning assets as a percentage of
average total assets	89.5	89.8	90.3	90.6	90.7
Average loans & leases as a percentage of
average deposits	105.5	102.1	101.9	104.7	105.7

PERFORMANCE RATIOS BASED ON
CASH BASIS OPERATING EARNINGS (3)
Return on average tangible assets	1.79%	1.78%	1.81%	1.80%	1.73%
Return on average tangible equity	24.58	23.72	23.94	23.46	22.87
Return on average realized tangible equity (1)	25.96	25.17	25.01	24.82	24.81
Efficiency ratio (taxable equivalent) (2)	51.7	50.3	50.4	50.1	48.6

NOTES:		Applicable ratios are annualized.
	(1)	Excludes the effect on average shareholders' equity of unrealized gains (losses) on securities available for sale.
	(2)	Excludes securities gains (losses), foreclosed property expense, and provisions for the impairment of mortgage servicing rights.
	(3)	Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$17,599,477	$16,416,181	$18,076,387	$17,515,228	$16,621,684
Securities held to maturity	55,523	51,401	47,366	44,189	40,496
Trading securities	148,488	121,525	132,305	143,976	97,675
Total securities	17,803,488	16,589,107	18,256,058	17,703,393	16,759,855
Commercial loans & leases	28,968,482	28,880,433	28,362,233	28,102,661	25,959,142
Consumer loans	12,896,870	12,782,666	12,376,586	12,008,377	11,214,193
Revolving credit loans	1,050,738	1,010,860	985,487	953,748	951,319
Mortgage loans	10,601,923	10,390,742	8,806,304	9,092,620	9,318,519
Total loans & leases	53,518,013	53,064,701	50,530,610	50,157,406	47,443,173
Allowance for loan & lease losses	723,685	723,668	706,446	705,905	644,418
Other earning assets	442,570	518,476	330,555	333,035	360,789
Total earning assets	71,227,929	69,629,079	68,638,124	67,924,614	64,087,088
Total assets	80,216,816	78,186,831	76,333,441	74,949,720	70,869,945
Noninterest-bearing deposits	7,864,338	7,967,366	7,625,530	7,142,729	6,939,640
Savings & interest checking	3,071,551	2,970,575	3,290,255	3,287,663	3,013,702
Money rate savings	17,188,942	15,636,969	14,632,630	14,894,883	13,902,088
CDs and other time deposits	23,155,185	23,236,561	25,360,774	23,145,964	20,877,845
Total deposits	51,280,016	49,811,471	50,909,189	48,471,239	44,733,275
Short-term borrowed funds	5,396,959	4,797,992	4,930,434	6,043,367	6,649,100
Long-term debt	13,587,841	13,384,826	10,979,492	11,444,091	11,721,076
Total interest-bearing liabilities	62,400,478	60,026,923	59,193,585	58,815,968	56,163,811
Total shareholders' equity	7,387,914	7,534,817	7,128,356	7,055,418	6,150,209
Goodwill	1,723,379	1,698,563	1,457,257	1,417,993	879,903
Core deposit & other intangibles	148,824	138,616	119,533	137,202	54,456
Total intangibles	1,872,203	1,837,179	1,576,790	1,555,195	934,359
Mortgage servicing rights	318,839	280,821	395,654	386,386	359,037
Negative goodwill	$--	$--	$--	$--	$9,780

Average balances
Securities, at amortized cost	$16,103,478	$17,574,918	$17,593,605	$16,481,523	$16,239,595
Commercial loans & leases	28,834,442	28,478,017	28,210,576	26,340,603	25,801,611
Consumer loans	12,853,073	12,630,153	12,278,571	11,404,392	11,249,000
Revolving credit loans	1,020,357	997,863	968,088	944,385	919,501
Mortgage loans	10,898,394	9,522,243	8,808,602	9,143,932	9,452,120
Total loans & leases	53,606,266	51,628,276	50,265,837	47,833,312	47,422,232
Other earning assets	488,991	456,474	354,745	455,620	354,614
Total earning assets	70,198,735	69,659,668	68,214,187	64,770,455	64,016,441
Total assets	78,428,911	77,571,231	75,538,200	71,481,754	70,610,330
Noninterest-bearing deposits	7,753,037	7,383,310	7,157,722	6,498,675	6,560,631
Savings & interest checking	3,331,195	3,350,476	3,568,247	3,201,268	3,240,975
Money rate savings	15,821,819	15,110,502	14,617,809	13,721,226	13,208,472
CDs and other time deposits	23,892,511	24,708,799	24,007,125	22,276,896	21,864,320
Total deposits	50,798,562	50,553,087	49,350,903	45,698,065	44,874,398
Short-term borrowed funds	4,626,091	5,245,126	5,788,023	5,930,643	6,427,523
Long-term debt	13,344,191	12,313,297	11,287,626	11,572,300	11,492,851
Total interest-bearing liabilities	61,015,807	60,728,200	59,268,830	56,702,333	56,234,141
Total shareholders' equity	$7,444,431	$7,370,304	$7,156,600	$6,469,084	$6,150,335

RISK-BASED CAPITAL (1)
Risk-based capital:
Tier 1	$5,290,310	$5,523,128	$5,347,662	$5,371,989	$5,002,896
Total	7,740,539	7,714,898	7,021,213	7,205,160	6,796,958
Risk-weighted assets	57,660,171	56,973,337	54,996,625	54,080,258	50,972,300
Average quarterly tangible assets	76,230,913	75,364,440	73,627,410	69,534,802	69,262,888
Risk-based capital ratios:
Tier 1	9.18%	9.69%	9.72%	9.93%	9.81%
Total	13.42	13.54	12.77	13.32	13.33
Leverage capital ratio	6.94	7.33	7.26	7.73	7.22

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income.
	(1)	Current quarter information is preliminary.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	12/31/02		9/30/02		6/30/02		3/31/02		12/31/01

ASSET QUALITY ANALYSIS
Allowance For Loan & Lease Losses
Beginning balance	$723,688		$706,446		$705,905		$644,418		$634,552
Allowance for acquired loans, net	(16,075)		16,861		136		61,177		9,047
Provision for loan & lease losses	84,700		64,000		58,500		56,500		65,000
Charge-offs	(83,067)		(77,732)		(69,144)		(67,206)		(76,082)
Recoveries	14,439		14,113		11,049		11,016		11,901

Net charge-offs	(68,628)		(63,619)		(58,095)		(56,190)		(64,181)

Ending balance	$723,685		$723,688		$706,446		$705,905		$644,418

Nonperforming Assets
Nonaccrual loans & leases	$374,842		$358,823		$335,287		$354,916		$316,607
Foreclosed real estate	55,448		46,378		49,009		46,687		39,106
Other foreclosed property	21,199		17,712		15,803		20,734		17,858
Restructured loans	175		2,358		--		--		--

Nonperforming assets	$451,664		$425,271		$400,099		$422,337		$373,571

Loans 90 days or more past due
& still accruing	$115,047		$100,147		$98,143		$100,962		$101,778
Loans 90 days or more past due & still accruing
as a percentage of total loans and leases	.21%		.19%		.19%		.20%		.21%

Asset Quality Ratios
Nonaccrual and restructured loans & leases
as a percentage of total loans & leases	.70%		.68%		.66%		.71%		.67%
Nonperforming assets as a percentage of:
Total assets	.56		.54		.52		.56		.53
Loans & leases plus
foreclosed property	.84		.80		.79		.84		.79
Net charge-offs as a percentage of
average loans & leases	.51		.49		.46		.48		.54
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.41		.40		.38		.37		.46
Allowance for loan & lease losses as
a percentage of loans & leases	1.35		1.36		1.40		1.41		1.36
Allowance for loan & lease losses as
a percentage of loans & leases
held for investment	1.42		1.42		1.43		1.45		1.42
Ratio of allowance for loan & lease losses to:
Net charge-offs	2.66	x	2.87	x	3.03	x	3.10	x	2.53	x
Nonaccrual and restructured loans & leases	1.93		2.00		2.11		1.99		2.04

	As of / for the Twelve Months Ended				Increase (Decrease)

	12/31/02		12/31/01		$	%

Allowance For Loan & Lease Losses
Beginning balance	$644,418		$578,107		$66,311	11.5
Allowance for acquired loans, net	62,099		29,083		33,016	NM
Provision for loan & lease losses	263,700		224,318		39,382	17.6
Charge-offs	(297,149)		(231,229)		(65,920)	(28.	5)
Recoveries	50,617		44,139		6,478	14.7

Net charge-offs	(246,532)		(187,090)		(59,442)	(31.	8)

Ending balance	$723,685		$644,418		$79,267	12.3

Asset Quality Ratios
Net charge-offs as a percentage of
average loans & leases	.48%		.40%
Ratio of allowance for loan & lease losses to
net charge-offs	2.94	x	3.44	x

	For the Quarter Ended

	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01

ANNUALIZED INTEREST YIELDS / RATES (2)
Interest income:
Securities & other	5.76	5.98	6.20	6.49	6.77
Loans & leases	6.67	6.91	7.03	7.14	7.52

Total earning assets	6.45	6.67	6.81	6.97	7.33

Interest expense:
Interest-bearing deposits	2.13	2.34	2.45	2.69	3.27
Short-term borrowed funds	1.61	1.83	1.83	1.81	2.19
Long-term debt	4.33	4.73	5.24	5.19	5.27

Total interest-bearing liabilities	2.57	2.78	2.92	3.10	3.55

Net yield on earning assets	4.22	4.25	4.27	4.26	4.20

NOTES:		Unless otherwise noted, items referring to loans & leases include loans held for sale & are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.
	(2)	Fully taxable equivalent yields. Securities yields calculated based on amortized cost.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

	For the Twelve Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/02	12/31/01	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$28,523,327	$27,674,194	$849,133	3.1%
Consumer loans	12,450,375	11,945,721	504,654	4.2
Revolving credit loans	987,419	912,054	75,365	8.3
Mortgage loans (2)	10,924,608	11,332,671	(408,063)	(3.6)
Total loans & leases	52,885,729	51,864,640	1,021,089	2.0
Noninterest-bearing deposits (3)	7,627,431	6,991,391	636,040	9.1
Interest-bearing transaction accounts	18,735,287	17,513,030	1,222,257	7.0
CDs and other time deposits	24,444,434	24,866,098	(421,664)	(1.7)
Total deposits	$50,807,152	$49,370,519	$1,436,633	2.9%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS EXCLUDING PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$2,734,550	$2,626,593	$107,957	4.1%
Noninterest income
Service charges on deposits	379,838	349,522	30,316	8.7
Mortgage banking income (4)	159,784	183,936	(24,152)	(13.1)
Investment banking & brokerage fees & commissions	209,247	175,296	33,951	19.4
Trust revenue	79,392	90,898	(11,506)	(12.7)
Insurance commissions	215,535	190,446	25,089	13.2
Other nondeposit fees & commissions	194,561	187,608	6,953	3.7
Securities gains (losses), net (4)	168,849	43,251	125,598	NM
Other income	117,459	112,125	5,334	4.8
Total noninterest income	1,524,665	1,333,082	191,583	14.4
Noninterest expense
Personnel expense	1,160,682	1,126,858	33,824	3.0
Occupancy & equipment expense	318,492	303,386	15,106	5.0
Other noninterest expense	639,495	600,040	39,455	6.6
Total noninterest expense	$2,118,669	$2,030,284	$88,385	4.4%

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/02	12/31/01	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$28,834,442	$28,168,852	$665,590	2.4%
Consumer loans	12,853,073	12,006,477	846,596	7.1
Revolving credit loans	1,020,357	944,716	75,641	8.0
Mortgage loans (2)	11,273,809	11,311,359	(37,550)	(0.3)
Total loans & leases	53,981,681	52,431,404	1,550,277	3.0
Noninterest-bearing deposits (3)	8,141,729	7,441,598	700,131	9.4
Interest-bearing transaction accounts	19,153,014	18,104,152	1,048,862	5.8
CDs and other time deposits	23,892,511	24,241,665	(349,154)	(1.4)
Total deposits	$51,187,254	$49,787,415	$1,399,839	2.8%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS EXCLUDING PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$690,319	$675,005	$15,314	2.3%
Noninterest income
Service charges on deposits	98,955	93,773	5,182	5.5
Mortgage banking income (4)	130,109	39,194	90,915	NM
Investment banking & brokerage fees & commissions	53,253	45,085	8,168	18.1
Trust revenue	12,928	18,962	(6,034)	(31.8)
Insurance commissions	58,594	49,846	8,748	17.6
Other nondeposit fees & commissions	53,841	46,709	7,132	15.3
Securities gains (losses), net (4)	1,082	32,257	(31,175)	(96.6)
Other income	26,518	31,183	(4,665)	(15.0)
Total noninterest income	435,280	357,009	78,271	21.9
Noninterest expense
Personnel expense	307,588	288,235	19,353	6.7
Occupancy & equipment expense	80,092	73,890	6,202	8.4
Other noninterest expense	183,921	159,156	24,765	15.6
Total noninterest expense	$571,601	$521,281	$50,320	9.7%

NOTES:	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions purchased during 2002 and 2001.
	(2)	Excludes the impact of mortgage loan securitization programs in 2001.
	(3)	Excludes the impact of the outsourcing of official checks in both 2002 and 2001.
	(4)	Mortgage banking income includes provisions for the impairment of mortgage servicing rights totaling $156.4 million and $32.5 million for the twelve months ended December 31, 2002 and 2001, respectively. Mortgage banking income for the fourth quarter of 2001 includes a similar provision totaling $32.5 million. These provisions are offset by securities gains.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 13	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	12/31/02	9/30/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$28,834,442	$28,603,438	$231,004	3.2%
Consumer loans	12,853,073	12,633,924	219,149	6.9
Revolving credit loans	1,020,357	997,863	22,494	8.9
Mortgage loans (2)	10,898,394	10,217,251	681,143	26.4
Total loans & leases	53,606,266	52,452,476	1,153,790	8.7
Noninterest-bearing deposits (3)	8,141,729	7,709,750	431,979	22.2
Interest-bearing transaction accounts	19,153,014	18,742,524	410,490	8.7
CDs and other time deposits	23,892,511	25,090,808	(1,198,297)	(18.9)
Total deposits	$51,187,254	$51,543,082	$(355,828)	(2.7	) %

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS EXCLUDING PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$736,025	$742,655	$(6,630)	(3.5	) %
Noninterest income
Service charges on deposits	105,655	104,754	901	3.4
Mortgage banking income (4)	133,266	(59,455)	192,721	NM
Investment banking & brokerage fees & commissions	53,742	47,912	5,830	48.3
Trust revenue	19,169	27,388	(8,219)	(119.1)
Insurance commissions	85,518	80,401	5,117	25.2
Other nondeposit fees & commissions	58,132	54,145	3,987	29.2
Securities gains (losses), net (4)	1,508	135,519	(134,011)	NM
Other income	26,950	31,583	(4,633)	(58.2)
Total noninterest income	483,940	422,247	61,693	58.0
Noninterest expense
Personnel expense	346,828	323,119	23,709	29.1
Occupancy & equipment expense	86,525	85,550	975	4.5
Other noninterest expense	203,655	184,698	18,957	40.7
Total noninterest expense	$637,008	$593,367	$43,641	29.2%

NOTES:		Applicable growth rates are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions purchased during 2002 and 2001.
	(2)	Excludes the impact of mortgage loan securitization programs in 2001.
	(3)	Excludes the impact of the outsourcing of official checks in both 2002 and 2001.
	(4)	Mortgage banking income includes a provision for the impairment of mortgage servicing rights totaling $130.8 million for the three months ended September 30, 2002, respectively. This provision is offset by securities gains.
	NM	- not meaningful.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       January 13, 2003